Supplement dated January 4, 2021
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia Funds Variable Insurance Trust	5/1/2020
Effective January 1, 2021, the Board of Trustees for Columbia Funds Variable Insurance Trust is comprised of George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Christopher O. Petersen, Anthony M. Santomero, Minor M. Shaw, Natalie A. Trunow, and Sandra Yeager.
Colin Lundgren, CFA, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Funds' investment manager, effective March 1, 2021. Until then, Mr. Lundgren will continue to serve as a portfolio manager of the Funds. Mr. Lundgren plans to remain with Columbia Threadneedle Investments through 2021 to assist as needed.
Shareholders should retain this Supplement for future reference.
C-6512-32 A (1/21)